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                                                                      EXHIBIT 21

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       BOSTON SCIENTIFIC CORPORATION ENTITIES AND PLACES OF INCORPORATION

AMS MEDINVENT S.A.

Incorporated State:       Switzerland

BSC FSC, INC.

Incorporated State:       Barbados

BSC FINANCE CORP.

Incorporated State:       Indiana

BSC FINANCE TRUST

Incorporated State:       Massachusetts

BSC INTERNATIONAL CORPORATION

Incorporated State:       Delaware

BSC INTERNATIONAL HOLDING LIMITED

Incorporated State:       Ireland

BSC INTERNATIONAL MEDICAL TRADING (SHANGHAI) CO., Ltd.

Incorporated State:       People's Republic of China

BSC SECURITIES CORPORATION

Incorporated State:       Massachusetts

BOSTON SCIENTIFIC (MALAYSIA) Sdn. Bhd.

Incorporated State:       Malaysia

BOSTON SCIENTIFIC (SOUTH AFRICA) (PROPRIETARY) LIMITED

Incorporated State:       South Africa

BOSTON SCIENTIFIC (THAILAND) Ltd.

Incorporated State:       Thailand

BOSTON SCIENTIFIC (ZURICH) GmbH

Incorporated State:       Switzerland


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BOSTON SCIENTIFIC AG

Incorporated State:       Switzerland

BOSTON SCIENTIFIC ARGENTINA S.A.

Incorporated State:       Argentina

BOSTON SCIENTIFIC ASIA PACIFIC Pte. LTD.

Incorporated State:       Singapore

BOSTON SCIENTIFIC B.V.

Incorporated State:       Netherlands

BOSTON SCIENTIFIC BENELUX B.V.

Incorporated State:       Netherlands

BOSTON SCIENTIFIC BENELUX SA

Incorporated State:       Belgium

BOSTON SCIENTIFIC CESKA REPUBLIKA, s.r.o.

Incorporated State:       Czech Republic

BOSTON SCIENTIFIC COLOMBIA LIMITADA

Incorporated State:       Colombia

BOSTON SCIENTIFIC CORK LIMITED

Incorporated State:       Ireland

BOSTON SCIENTIFIC CORPORATION NORTHWEST TECHNOLOGY CENTER, INC.

Incorporated State:       Washington

BOSTON SCIENTIFIC DENMARK A/S

Incorporated State:       Denmark

BOSTON SCIENTIFIC DISTRIBUTION COMPANY

Incorporated State:       Ireland

BOSTON SCIENTIFIC DISTRIBUTION IRELAND LIMITED

Incorporated State:       Ireland


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BOSTON SCIENTIFIC EASTERN EUROPE B.V.

Incorporated State:       Netherlands

BOSTON SCIENTIFIC EUROPE S.P.R.L.

Incorporated State:       Belgium

BOSTON SCIENTIFIC FSC CORPORATION

Incorporated State:       Barbados

BOSTON SCIENTIFIC FAR EAST B.V.

Incorporated State:       Netherlands

BOSTON SCIENTIFIC Ges.m.b.H.

Incorporated State:       Austria

BOSTON SCIENTIFIC HONG KONG LIMITED

Incorporated State:       Hong Kong

BOSTON SCIENTIFIC HUNGARY TRADING LIMITED LIABILITY COMPANY

Incorporated State:       Hungary

BOSTON SCIENTIFIC IBERICA, S.A.

Incorporated State:       Spain

BOSTON SCIENTIFIC INTERNATIONAL B.V.

Incorporated State:       Netherlands

BOSTON SCIENTIFIC INTERNATIONAL CORPORATION

Incorporated State:       Virgin Islands

BOSTON SCIENTIFIC INTERNATIONAL S.A.

Incorporated State:       France

BOSTON SCIENTIFIC IRELAND LIMITED

Incorporated State:       Ireland

BOSTON SCIENTIFIC JAPAN K.K.

Incorporated State:       Japan


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BOSTON SCIENTIFIC KOREA CO. Ltd.

incorporated State:       Korea

BOSTON SCIENTIFIC LATIN AMERICA B.V.

Incorporated State:       Netherlands

BOSTON SCIENTIFIC LATIN AMERICA B.V. (CHILE) Ltda.

Incorporated State:       Chile

BOSTON SCIENTIFIC LIMITED

Incorporated State:       England

BOSTON SCIENTIFIC LIMITED

Incorporated State:       Ireland

BOSTON SCIENTIFIC Ltd.

Incorporated State:       Canada (Province of Ontario)

BOSTON SCIENTIFIC MEDIZINTECHNIK GmbH

Incorporated State:       Germany

BOSTON SCIENTIFIC NEW ZEALAND LIMITED

Incorporated State:       New Zealand

BOSTON SCIENTIFIC NORDIC AB

Incorporated State:       Sweden

BOSTON SCIENTIFIC NORWAY AS

Incorporated State:       Norway

BOSTON SCIENTIFIC PHILIPPINES, INC.

Incorporated State:       Philippines

BOSTON SCIENTIFIC POLSKA SP. z o.o.

Incorporated State:       Poland

BOSTON SCIENTIFIC PTY. LTD.

Incorporated State:       Australia


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BOSTON SCIENTIFIC PUERTO RICO, INC.

Incorporated State:       Puerto Rico

BOSTON SCIENTIFIC S.P.A.

Incorporated State:       Italy

BOSTON SCIENTIFIC SWITZERLAND S.a.r.l.

Incorporated State:       Switzerland

BOSTON SCIENTIFIC TIP GERECLERI LIMITED SIRKETI

Incorporated State:       Turkey

BOSTON SCIENTIFIC URUGUAY S.A.

Incorporated State:       Uruguay

BOSTON SCIENTIFIC DE MEXICO, S.A. de C.V.

Incorporated State:       Mexico

BOSTON SCIENTIFIC DE VENEZUELA, S.A.

Incorporated State:       Venezuela

BOSTON SCIENTIFIC DO BRASIL Ltda.

incorporated State:       Brazil

BOSTON SCIENTIFIC, S.A.

Incorporated State:       France

CARDIOGENE THERAPEUTICS, INC.

Incorporated State:       Delaware

CORVITA CANADA, INC.

Incorporated State:       Canada (Province of Ontario)

CORVITA CORPORATION

Incorporated State:       Florida

CORVITA EUROPE, S.A.

Incorporated State:       Belgium


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EP TECHNOLOGIES, INC.

Incorporated State:       Delaware

HEART TECHNOLOGY FSC, INC.

Incorporated State:       Barbados

HEART TECHNOLOGY MANUFACTURING, INC.

Incorporated State:       Washington

INTERVENTIONAL THERAPEUTICS CORPORATION

Incorporated State:       California

INTERVENTIONAL THERAPEUTICS INT'L

Incorporated State:       California

LABORATOIRES CORVITA S.A.R.L.

Incorporated State:       France

MM FOREIGN SALES CORPORATION

Incorporated State:       Virgin Islands

MEADOX (U.K.) LIMITED

Incorporated State:       England

MEADOX MEDICALS, INC.

Incorporated State:       New Jersey

NAMIC INTERNATIONAL INC.

Incorporated State:       Virgin Islands

NILO HOLDINGS SA

Incorporated State:       Switzerland

SCHNEIDER/NAMIC

Incorporated State:       Delaware

SCIMED FOUNDATION

Incorporated State:       Minnesota


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SCIMED LIFE SYSTEMS LIMITED

Incorporated State:       England

SCHNEIDER (EUROPE) GmbH

Incorporated State:       Switzerland

SCHNEIDER (USA) INC

Incorporated State:       Minnesota

SCHNEIDER BELGIUM N.V.

Incorporated State:       Belgium

SCHNEIDER HOLLAND BV

Incorporated State:       Netherlands

SCHNEIDER IRELAND BV

Incorporated State:       Netherlands

SCHNEIDER PUERTO RICO

Incorporated State:       Delaware

SCIMED, INC.

Incorporated State:       Minnesota

SCIMED LIFE SYSTEMS, INC.

Incorporated State:       Minnesota

SCIMED MEDIZENTECHNIK GMBH

Incorporated State:       Germany

SHILEY LTD.

Incorporated State:       England

SYMBIOSIS CORPORATION

Incorporated State:       Florida

TARGET THERAPEUTICS INTERNATIONAL SALES CORPORATION

Incorporated State:       Barbados


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TARGET THERAPEUTICS, INC.

Incorporated State:       Delaware